News
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SUNTRUST [LOGO]

For Immediate Release                Contact:  James C. Armstrong (404) 588-7425
January 12, 1999

       SunTrust Reports 1998 Operating Earnings of $1.1 Billion, Up 11.5%

ATLANTA, GA -- SunTrust Banks, Inc. (NYSE: STI) today reported 1998 operating earnings (net income excluding charges related to the recent merger with Crestar Financial) of $1,088 million compared with $976 million in 1997. Diluted operating earnings per share for the year were $3.41, an increase of 12.2% from $3.04 in 1997. After-tax merger-related charges totaled $117 million or $0.37 per share.

"This past year marked an important point in the history of SunTrust," commented
L. Phillip Humann, chairman and chief executive officer of SunTrust Banks, Inc. "The Company not only continued its tradition of strong earnings, but it also completed the largest merger in SunTrust history; consolidated its corporate banking function; significantly expanded its investment banking activities through SunTrust Equitable Securities; and combined and enhanced its telephone banking capabilities."

Financial highlights for 1998 were as follows (data shown are after restatement from the pooling-of-interest accounting for the Crestar merger and exclude merger-related charges of $162 million pretax or $117 million after-tax):

     o Return on average assets (ROA) and return on average realized equity
       (ROE) were 1.33% and 19.29% compared with 1.34% and 19.07% for 1997.

     o Noninterest income increased 26.6% to $1,716 million. Its largest component, trust fees, grew 17.1%. Both retail and corporate investment-related income and mortgage fees grew rapidly.

     o Credit quality remained strong as evidenced by very low charge-off rates in all areas except credit cards. Nonperforming assets at the end of 1998 totaled $242 million or 0.37% of loans and other real estate.

     o Loan growth was exceptional with average loans increasing 14.0% for 1998. Growth was particularly strong in the corporate area.

The Company's initial estimate of $250 million for pretax merger-related charges still appears to be appropriate, but accounting rules do not permit the entire charge to be taken in the fourth quarter. The remaining $88 million will be taken over the next five to six quarters as systems and operations are merged.

                                                                           News
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SUNTRUST [LOGO]

Fourth quarter operating earnings were $275 million in 1998 compared with $255 million in the 1997 fourth quarter. Diluted operating earnings per share for the fourth quarter were $0.86 in 1998 compared with $0.80 in 1997, an increase of 7.5%. The net interest margin declined slightly to 3.88% from its third quarter 1998 level of 3.89%. Fourth quarter noninterest income was $436 million, a 20.6% increase from the previous year. Noninterest expense excluding merger-related charges increased 16.4% from a year ago.

In November 1998 at the request of the SEC, SunTrust lowered its loan loss reserve by $100 million and increased its 1994, 1995 and 1996 earnings. The individual bank reserves were adjusted in the fourth quarter to distribute the effect of the change made at the SunTrust level. While there was no effect on the 1998 consolidated SunTrust results, the adjustments increased net income for SunTrust Banks of Florida, SunTrust Banks of Georgia and SunTrust Banks of Tennessee. Excluding these reserve adjustments at SunTrust banks and merger-related charges taken at Crestar, the 1998 operating earnings for the subsidiary bank holding companies were:

     o SunTrust Banks of Florida - $408 million, up 9.7%
     o SunTrust Banks of Georgia - $315 million, up 12.1%
     o SunTrust Banks of Tennessee - $113 million, up 2.4%
     o Crestar Financial - $339 million, up 9.7%

As of December 31, 1998, SunTrust had total assets of $93.2 billion, a 12.5% increase from a year ago. In other year-end comparisons, loans grew 14.7% to $65.1 billion; total deposits were $59.0 billion, up 8.2%; and total shareholders' equity increased 11.9% to $8.2 billion.

                                   (Continued)

SUNTRUST BANKS, INC.                                           January 12, 1999

                              FINANCIAL HIGHLIGHTS



                                                                           Year Ended           Three Months Ended
                                                                           December 31             December 31
                                                                       -------------------    ---------------------
                                                                        1998         1997       1998         1997
                                                                       -------      ------    --------     --------

For the Period ($ Mils)
----------------------
Operating earnings (excluding merger-related charges)                 $ 1,088.1  $   975.9   $   275.0  $   254.6
Net income                                                                971.0      975.9       157.9      254.6
Dividends paid                                                            352.5      326.3        89.3       88.8

Per common share ($)
  Net income - diluted                                                     3.04       3.04        0.49       0.80
  Net income - basic                                                       3.08       3.08        0.50       0.81
  Dividends                                                               1.000      0.925       0.250      0.250
  Book value                                                              25.47      23.08       25.47      23.08

Ratios (%)
  Return on average assets(1)                                              1.18%      1.34%       0.73%      1.33%
  Return on average realized equity(1)                                    17.21      19.07       10.62      19.46
  Net interest margin (taxable-equivalent)(2)                              3.97       4.23        3.88       4.11
  Efficiency ratio(3)                                                     59.98      57.68       60.93      57.54
  Equity to assets                                                         8.78       8.83        8.78       8.83

Income Statement ($ Mils)
-------------------------
Interest income (taxable-equivalent)(2)                               $ 5,720.3  $ 5,286.1   $ 1,454.1  $ 1,378.6
Interest expense                                                        2,746.8    2,453.5       689.5      656.7
                                                                      ---------  ---------   ---------  ---------
Net interest income (taxable-equivalent)                                2,973.5    2,832.6       764.6      721.9
                                                                      ---------  ---------   ---------  ---------
Provision for loan losses                                                 214.6      225.1        67.1       55.9
Noninterest income
  Trust income                                                            460.1      393.0       117.7      102.3
  Service charges on deposit accounts                                     401.1      374.1       105.7       97.2
  Miscellaneous charges and fees                                          226.3      176.2        61.4       45.7
  Mortgage fees                                                           138.6       87.6        39.2       25.0
  Credit card fees                                                         87.3       81.1        23.5       24.3
  Retail investment income                                                 64.6       51.5        15.2       12.5
  Corporate & institutional investment income                              55.8       16.8        20.2        4.4
  Trading account profits and commissions                                  44.6       22.7        11.7        6.6
  Securities gains (losses)                                                 8.2        6.9         1.0        1.7
  Other noninterest income                                                229.6      145.8        40.5       42.0
                                                                      ---------  ---------   ---------  ---------
  Total noninterest income                                              1,716.2    1,355.7       436.1      361.7
                                                                      ---------  ---------   ---------  ---------
Noninterest expense
  Personnel expense                                                     1,615.5    1,372.9       415.3      351.2
  Net occupancy expense                                                   192.2      187.2        49.8       46.3
  Equipment expense                                                       178.8      167.7        45.2       41.7
  Merger-related expenses                                                 119.4          -       119.4          -
  Marketing and customer development                                      107.1       95.4        34.7       26.2
  Other real estate expense                                                (9.8)      (8.6)       (1.0)      (5.0)
  Other noninterest expense                                               729.2      601.1       187.6      163.0
                                                                      ---------  ---------   ---------  ---------
  Total noninterest expense                                             2,932.4    2,415.7       851.0      623.4
                                                                      ---------  ---------   ---------  ---------
Taxable-equivalent adjustments                                             44.4       47.9        11.1       11.7
Provision for income taxes                                                527.3      523.7       113.6      138.0
                                                                      ---------  ---------   ---------  ---------
Net income                                                            $   971.0  $   975.9   $   157.9  $   254.6
                                                                      =========  =========   =========  =========
Merger Charges ($ Mils)
----------------------
Provision for loan losses                                             $    20.0
Provision for state income taxes                                           22.5
Merger-related expenses                                                   119.4
                                                                      ---------
  Total merger charges                                                    161.9
                                                                      =========


(1) ROA and ROE are calculated excluding unrealized gains on securities available for sale because these gains are not included in net income.

(2) Net interest income and net interest margin include the effects of taxable-equivalent adjustments using a federal tax rate of 35% and state income taxes where applicable to increase tax-exempt interest income to a taxable-equivalent basis.

(3) Efficiency ratio excludes the effect of the one time merger-related expenses of $119.4 million.

SUNTRUST BANKS, INC.                                           January 12, 1999



                                                                                                     Average
                                                                                ------------------------------------------------
                                                           As of                    Year Ended              Three Months Ended
                                                         December 31                December 31                 December 31
                                                    --------------------        --------------------       ---------------------
                                                      1998        1997            1998         1997          1998         1997
                                                     ------     -------         --------     -------       ---------    --------
Balance Sheet ($ Mils)
---------------------
Assets:
  Loans                                             $ 65,089    $  56,765     $  60,005    $  52,654       $  63,134    $  55,354
  Securities available for sale(1)                    17,559       16,197        16,837       15,608          16,790       15,366
  Funds sold                                           1,401        2,244         1,306        1,378           1,294        1,639
  Interest-bearing deposits in other banks               386          193           100           46             100           76
  Trading account                                        240          181           217          234             219          233
  Allowance for loan losses                             (945)        (934)         (940)        (913)           (955)        (929)
  Cash and due from banks                              4,290        4,173         3,307        3,157           3,600        3,300
  Intangible assets                                      797          560           738          511             784          535
  Other assets                                         4,353        3,462         3,967        3,342           4,317        3,602
                                                   ---------    ---------     ---------    ---------       ---------    ---------
  Total assets                                      $ 93,170    $  82,841     $  85,537    $  76,017       $  89,283    $  79,176
                                                   =========    =========     =========    =========       =========    =========
Liabilities and shareholders' equity:
  Noninterest-bearing deposits                      $ 14,066    $  12,482     $  11,711    $  10,706       $  12,265    $  11,030
  Interest-bearing deposits                           44,967       42,099        42,014       40,968          42,563       40,983
                                                   ---------    ---------     ---------    ---------       ---------    ---------
  Total deposits                                      59,033       54,581        53,725       51,674          54,828       52,013
  Funds purchased                                     13,296        9,736        12,165        8,642          14,167       10,303
  Other short-term borrowings                          2,637        3,526         2,392        2,592           2,032        2,664
  Long-term debt                                       5,808        4,010         5,368        3,275           5,845        3,891
  Other liabilities                                    4,217        3,676         4,033        2,881           4,463        3,266
                                                   ---------    ---------     ---------    ---------       ---------    ---------
  Total liabilities                                   84,991       75,529        77,683       69,064          81,335       72,137
  Realized shareholders' equity                        6,090        5,264         5,641        5,117           5,899        5,190
  Accumulated other comprehensive income               2,089        2,048         2,213        1,836           2,049        1,849
                                                   ---------    ---------     ---------    ---------       ---------    ---------
  Total shareholders' equity                           8,179        7,312         7,854        6,953           7,948        7,039
                                                   ---------    ---------     ---------    ---------       ---------    ---------
  Total liabilities and shareholders' equity        $ 93,170    $  82,841     $  85,537    $  76,017       $  89,283    $  79,176
                                                   =========    =========     =========    =========       =========    =========

  Total earning assets                              $ 81,295    $  72,259     $  74,881    $  66,944       $  78,224    $  69,668

(1) Includes unrealized gains
    on investment securities                        $  3,380    $   3,321     $   3,584    $   2,976       $   3,312    $   2,999

Common shares outstanding (thous.)                   321,124      316,873
Diluted shares outstanding (thous.)                                             319,711      320,932         320,224      318,480
Basic shares outstanding (thous.)                                               314,908      316,436         315,403      313,617


                                                                                       Year                      Fourth Quarter
                                                                                ---------------------       ------------------------
Allowance for Loan Losses ($ Mils)                                                1998        1997             1998          1997
----------------------------------                                              --------   ----------       -----------   ----------
Balance - beginning of period                                                 $   933.5    $   897.0       $   928.5    $   925.7
Provision for loan losses                                                         214.6        225.1            67.1         55.9
Net loan charge-offs                                                             (193.5)      (190.8)          (52.5)       (52.2)
Allowance from acquisitions and other activity - net                              (10.0)         2.2             1.5          4.1
                                                                              ---------    ---------       ---------    ---------
Balance - end of period                                                       $   944.6    $   933.5       $   944.6    $   933.5
                                                                              =========    =========       =========    =========
Net loan charge-off ratios (annualized)                                            0.32%        0.36%           0.33%        0.32%

                                                                  12/31/98      09/30/98     12/31/97
                                                                 ----------    ----------   ----------
Nonperforming Assets ($ Mils)
-----------------------------
Nonaccrual loans                                                $   206.6     $   197.7    $   186.0
Restructured loans                                                    0.6           0.5          2.7
Other real estate owned                                              34.9          33.1         48.2
                                                                ---------     ---------    ---------
  Total nonperforming assets                                    $   242.1     $   231.3    $   236.9
                                                                =========     =========    =========


Ratios (%)
----------
Allowance for loan losses/total loans                                1.45%         1.51%        1.64%
Allowance for loan losses/nonperforming loans                       456.0         468.4        495.0
Nonperforming loans/total loans                                      0.32          0.32         0.33